UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2005

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware		75-1056913
(State or other	001-03876	(I.R.S. Employer
jurisdiction of incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court,		75201-6927
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

      The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

      Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of a press release issued by Holly Corporation (the “Company”) and Holly Energy Partners, L.P. (“HEP”) on June 10, 2005, announcing (1) that, subject to negotiating definitive agreements for the proposed transaction, the Company has agreed to sell to HEP, and HEP has agreed to acquire from the Company, certain intermediate feedstock pipelines which connect the Company’s Lovington, NM and Artesia, NM refining facilities, and (2) a conference call presentation by HEP to provide additional details about the proposed transaction.

      A copy of the slides discussed in HEP’s conference call presentation regarding the proposed transaction is furnished as Exhibit 99.2 and incorporated herein by reference in its entirety. A copy of the presentation has also been made available in the Investors section of HEP’s website at www.hollyenergy.com, although HEP may discontinue that availability at any time.

      In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibits 99.1 and 99.2, or that any such information includes material investor information that is not otherwise publicly available.

      The information contained in this report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission’s (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information contained in this report, including the information contained in Exhibits 99.1 and 99.2, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.

99.1	—	Joint Press Release of the Company and HEP issued June 10, 2005.*

99.2	—	Slides discussed in conference call presentation by HEP on June 13, 2005.*

* Furnished pursuant to Regulation FD.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President and Chief Financial Officer

Date: June 13, 2005

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

99.1	—	Joint Press Release of the Company and HEP issued June 10, 2005.*

99.2	—	Slides discussed in conference call presentation by HEP on June 13, 2005.*

* Furnished pursuant to Regulation FD.